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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-21317

Stadion Investment Trust

(Exact name of registrant as specified in charter)

1061 Cliff Dawson Road Watkinsville, Georgia	30677
(Address of principal executive offices)	(Zip code)

Tina H. Bloom, Esq.

Ultimus Fund Solutions, LCC     225 Pictoria Drive, Suite 450     Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (706) 583-5207

Date of fiscal year end:        May 31, 2010

Date of reporting period:       May 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report 2010

Stadion Managed Portfolio
Stadion Core Advantage Portfolio
May 31, 2010

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stadion Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank.

Distributor: Ultimus Fund Distributors, LLC, Phone 1-866-383-7636.

STADION INVESTMENT TRUST
LETTER TO SHAREHOLDERS	May 31, 2010

Dear Stadion Shareholder,

Enclosed for your review is the annual report for the fiscal year ended May 31, 2010 for Stadion Managed Portfolio (formerly PMFM Managed Portfolio Trust) and Stadion Core Advantage Portfolio (formerly PMFM Core Advantage Portfolio Trust), each a series of Stadion Investment Trust. In managing each Fund, we use our proprietary technically driven asset allocation models to assess the risk of being invested or not being invested in the market. As explained below, the first part of the fiscal year ended May 31, 2010 was challenging for a risk adverse management style like ours. In perfect hindsight one can observe that the market improved significantly during this period. However, there were a number of pullbacks that increased the Funds’ exposure to cash and this caused them to underperform during the year, with the last one being a full correction. The last few months of the fiscal year allowed our methods to work as planned – winning by not losing.

MARKET AND FUNDS PERFORMANCE OVERVIEW

During the fiscal year ended May 31, 2010, the equity market averages experienced positive returns. The S&P 500 Index was up 20.99%, the Nasdaq Composite Index was up 28.49%, the Russell 2000 Index was up 33.62%, and the Dow Jones Industrial Average was up 22.73%. During this same period, Managed Portfolio – Class A was up 3.77% and Core Advantage Portfolio – Class A was up 13.81% (excluding the impact of sales charges). At the end of the fiscal year, (May 31, 2010), the market was in its first significant correction (declines > -10%) since the beginning of this cyclical bull market that ensued throughout the entire fiscal year, with four moderate pullbacks (declines between -5% and -10%).

The fiscal year began with the market declining for most of June and the early part of July. Our technical model took us fully into our most defensive positions during this time. The second week in July saw a significant rally begin in all areas of the market, one that continued almost unabated until mid-September. Beginning in mid-September until early February, 2010, the market essentially went sideways, depending upon which market average you viewed. In other words, the markets were generally at the same price level as when they started, but there was significant volatility in the process.

After a significant market decline from mid-January to early February, the markets rose in a nice consistent and smooth manner until early May, 2010.  Our model had us fully invested by early March and we participated in most of this rally move. In early May, some of our holdings began hitting their protective stops, and by May 6, 2010, we were essentially in our most defensive positions. This was refreshing and again offered support for our approach to investing because the “flash crash” occurred on May 6, 2010, and the markets continued lower through the end of the fiscal year.

During this past fiscal year, our rules-based technical model experienced a number of whipsaws. Recall that if the market experiences a downward trend, our stop-loss protection is designed to take us to a defensive position. The act of being invested in a market rally and soon thereafter being stopped out of the position(s) is called a whipsaw. While we do not like to experience whipsaws, we believe they are a small price to pay in order to preserve assets from huge market declines. When we discuss a “defensive posture” or “defensive position,” we generally mean a Fund is invested in cash and cash equivalents. See the discussion below for a better understanding of each Fund’s investment strategy.

The Funds experienced four significant periods during the fiscal year when they were in their most defensive posture, with the last one continuing at the end of the fiscal year. These periods were from mid-June to mid-July, again from early October through early

STADION INVESTMENT TRUST
LETTER TO SHAREHOLDERS (Continued)

November, again in mid January until early March and beginning in early May through the end of the fiscal year. During the periods when we were invested, we owned a large variety of ETFs across a broad spectrum of asset classes and sectors. Our process for entering the markets when our model identifies an upward trend is to stick with large liquid market-based ETFs, and then as the trend is more fully developed, exposure can become broader. During periods when our model is calling for a fully invested position, we also utilize an active trade up process, which means that every day we evaluate all holdings, along with all available ETFs, and will sell any holding that is weak if there is a more appropriate (better performing) holding to replace it.

MARKET OUTLOOK

We believe our money management style has to be observed over the full market cycle of a bull/bear market to fully realize the value of this style of investing. In our opinion, a full cycle is the appropriate measuring stick for our Funds. Because of our risk adverse methodology, we will generally underperform during up markets because we will not remain invested when the market experiences a pull back, and therefore we drop behind. However, when the market experiences a bear market (there have been two bear markets in the last ten years), we typically expect to outperform the major equity market indices. In our view there will be more bear markets. In the last 110 years, there have been 33 bear markets (declines greater than 20%) using the Dow Jones Industrial Average for this measurement. We do not forecast the market; in fact, we strongly believe no one can. We react to the market using our rules-based, trend-following model. That keeps the subjectivity and human emotion out of the process. Our goal of preserving hard-earned capital is designed to make investing more enjoyable. Hence, we will continue to follow our trend following model and let it separate us from the emotion-driven world of forecast and prediction.

STADION ACTIVE MANAGEMENT STRATEGY

Our Funds are managed using an active or tactical management strategy; however, Core Advantage Portfolio uses a core-satellite approach where the core position is strategically managed and is discussed below. Active management means that we assess the risks of the market by using a technically driven rules-based model. We determine the amount of assets to commit to the equity market using this decision process. We invest in the markets when, based on our model, we have a positive expectation of profit. Our portfolios generally include Exchange Traded Funds (ETFs), cash, and cash equivalents. This active strategy is designed to take us into defensive positions when our models identify unfavorable trends in the market. To select investments, we utilize our proprietary technical ranking and screening system, which looks at the individual performance measures of each ETF, the ETF’s relative performance to the overall market, and its performance relative to its associated market sector. Once we purchase an ETF, we manage it based upon its performance; due to stop-loss protections built into our model, we generally will not continue to hold an asset that is not performing well. This approach is designed to help limit losses during significant market declines. This approach is defensive in nature and adheres to our overall philosophy that we can try to win by not losing.

STADION CORE ADVANTAGE PORTFOLIO

This Fund is our growth portfolio and is set up in a core-satellite structure. This means that 50% of the Fund (satellite) is actively managed using our tactical models, while the remaining 50% (core) is strategically managed and remains fully invested at all times. The core portion is invested in broad-based market index ETFs and major sector-based ETFs. The percentages of holdings of each are determined by the relative strength of these asset classes. The satellite portion is actively managed primarily using market sectors, broad-based indices, international, and at times, specialty ETFs. Historically,

STADION INVESTMENT TRUST
LETTER TO SHAREHOLDERS (Continued)

each year a few asset classes will outperform the general market and the goal for this portion of Core Advantage Portfolio is to capitalize on that performance using our technical ranking and screening system, which is geared to not only individual ETF performance, but also relative performance. This Fund may be appropriate for those who want approximately half of their investment positioned in the market at all times, with the remainder being actively managed using our tactical models that are designed to take defensive positions during down markets.

STADION MANAGED PORTFOLIO

This Fund is our moderate portfolio, and is managed based upon our rules-based technical model. While this Fund takes a moderate approach in an effort to achieve equity-like returns, it differs from Stadion Core Advantage Portfolio in that it may take a fully defensive position (i.e., 100% invested in cash or cash equivalents) as determined by our technical models. This Fund is managed similarly to the satellite (actively managed) portion of Stadion Core Advantage Portfolio. It is appropriate for those who prefer a fully active approach to managing their money.

Thank you for your continued support and allowing us to serve you and the Funds. Please feel free to contact us with any questions or concerns.

Sincerely,
Stadion Money Management

Greg Morris
Chairman, Investment Committee

The views in this report were those of the Funds’ investment adviser as of the date of this Report and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Funds’ prospectus contains this and other important information. For information on the Funds’ expense ratios, please see the Financial Highlights tables found within this Report.

Investment in the Funds is subject to investment risks, including, without limitation, market risk, management style risk, risks related to “fund of funds” structure, sector risk, fixed income risk, tracking risk, risks related to ETF net asset value and market price, foreign securities risk, risks related to portfolio turnover and small capitalization companies risk. Since each Stadion Fund is a “fund of funds,” an investor will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which a Stadion Fund invests in addition to a Stadion Fund’s direct fees and expenses. More information about these risks and other risks can be found in the Funds’ prospectus.

STADION MANAGED PORTFOLIO
PERFORMANCE INFORMATION May 31, 2010 (Unaudited)

Average Annual Total Returns(b)
(for periods ended May 31, 2010)

	1 Year	Since Inception(c)
Stadion Managed Portfolio - Class A	-2.23%	1.98%
Stadion Managed Portfolio - Class C	N/A	0.52%(d)
Stadion Managed Portfolio - Class I	N/A	0.00%(d)
S&P 500 Index	20.99%	-2.96%
80% S&P 500 Index/20% Barclays Capital U.S. Aggregate Bond Index	18.45%	-0.57%

(a)
The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in different classes.  The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
The initial public offering of Class A shares commenced on September 15, 2006. The initial public offering of Class C shares commenced on October 1, 2009. The initial public offering of Class I shares commenced on May 28, 2010.

(d)	Not annualized.

STADION CORE ADVANTAGE PORTFOLIO
PERFORMANCE INFORMATION May 31, 2010 (Unaudited)

Average Annual Total Returns(b)
(for periods ended May 31, 2010)

	1 Year	Since Inception(c)
Stadion Core Advantage Portfolio - Class A	7.24%	-1.00%
Stadion Core Advantage Portfolio - Class C	N/A	4.31%(d)
Stadion Core Advantage Portfolio - Class I	N/A	0.00%(d)
S&P 500 Index	20.99%	-2.96%
80% S&P 500 Index/20% Barclays Capital U.S. Aggregate Bond Index	18.45%	-0.57%

(a)
The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in different classes.  The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
The initial public offering of Class A shares commenced on September 15, 2006. The initial public offering of Class C shares commenced on October 1, 2009. The initial public offering of Class I shares commenced on May 28, 2010.

(d)	Not annualized.

STADION MANAGED PORTFOLIO
PORTFOLIO ALLOCATION (% OF NET ASSETS) May 31, 2010 (Unaudited)

STADION CORE ADVANTAGE PORTFOLIO
PORTFOLIO ALLOCATION (% OF NET ASSETS) May 31, 2010 (Unaudited)

STADION MANAGED PORTFOLIO
SCHEDULE OF INVESTMENTS May 31, 2010

Shares	EXCHANGE-TRADED FUNDS — 33.3%	Value
615,720	iShares Barclays 1-3 Year Treasury Bond Fund	$51,621,965
234,260	iShares Barclays Short Treasury Bond Fund	25,815,452
1,064,642	PIMCO Enhanced Short Maturity Strategy Fund	106,597,493

	Total Exchange-Traded Funds (Cost $184,146,865)	$184,034,910

Shares	MONEY MARKET FUNDS — 65.5%	Value
361,189,198	Fidelity Institutional Money Market Government Portfolio - Class I, 0.08% (a) (Cost $361,189,198)	$361,189,198

	Total Investments at Value — 98.8% (Cost $545,336,063)	$545,224,108

	Other Assets in Excess of Liabilities — 1.2%	6,470,370

	Net Assets — 100.0%	$551,694,478

(a)	Variable rate security. The rate shown is the 7-day effective yield as of May 31, 2010.

STADION CORE ADVANTAGE PORTFOLIO
SCHEDULE OF INVESTMENTS May 31, 2010

Shares	EXCHANGE-TRADED FUNDS — 70.3%	Value
30,740	iShares Barclays 1-3 Year Treasury Bond Fund	$2,577,242
15,590	iShares Barclays Short Treasury Bond Fund	1,718,018
61,548	iShares MSCI EAFE Index Fund	2,973,999
110,160	iShares Russell 2000 Index Fund	7,298,100
57,458	PIMCO Enhanced Short Maturity Strategy Fund	5,752,994
36,320	SPDR S&P 500 ETF Trust	3,974,861
41,031	SPDR S&P MidCap 400 ETF Trust	5,690,589

	Total Exchange-Traded Funds (Cost $28,897,346)	$29,985,803

Shares	MONEY MARKET FUNDS — 29.4%	Value
12,543,139	Fidelity Institutional Money Market Government Portfolio - Class I, 0.08% (a) (Cost $12,543,139)	$12,543,139

	Total Investments at Value — 99.7% (Cost $41,440,485)	$42,528,942

	Other Assets in Excess of Liabilities — 0.3%	109,243

	Net Assets — 100.0%	$42,638,185

(a)	Variable rate security. The rate shown is the 7-day effective yield as of May 31, 2010.
See accompanying notes to financial statements.

STADION INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES May 31, 2010

	Managed Portfolio		Core Advantage Portfolio
ASSETS
Investments in securities:
At acquisition cost	$545,336,063		$41,440,485
At value (Note 2)	$545,224,108		$42,528,942
Dividends receivable	64,520		3,280
Receivable for capital shares sold	7,128,995		201,732
Other assets	57,124		16,531
TOTAL ASSETS	552,474,747		42,750,485

LIABILITIES
Payable for capital shares redeemed	523,970		80,560
Payable to Advisor (Note 5)	64,283		282
Accrued distribution fees (Note 5)	79,267		1,963
Accrued compliance fees (Note 5)	6,250		625
Payable to administrator (Note 5)	65,700		11,590
Other accrued expenses and liabilities	40,799		17,280
TOTAL LIABILITIES	780,269		112,300

NET ASSETS	$551,694,478		$42,638,185

Net assets consist of:
Paid-in capital	$541,063,624		$44,848,584
Accumulated net realized gains (losses) from security transactions	10,742,809		(3,298,856)
Net unrealized appreciation (depreciation) on investments	(111,955)		1,088,457
Net assets	$551,694,478		$42,638,185

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares	$496,412,175		$41,179,265
Class A shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	51,477,008		4,030,031
Net asset value and redemption price per share (Note 2)	$9.64		$10.22
Maximum offering price per share (Note 2)	$10.23		$10.84

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares	$55,281,303		$1,457,920
Class C Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,766,054		143,313
Net asset value, offering price and redemption price per share (Note 2)	$9.59		10.17

PRICING OF CLASS I SHARES
Net assets applicable to Class I shares	$1,000		$1,000
Class I Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	104		98
Net asset value, offering price and redemption price per share (Note 2)	$9.64	(a)	$10.22	(a)

(a) Calculation does not compute due to rounding.
See accompanying notes to financial statements.

STADION INVESTMENT TRUST
STATEMENTS OF OPERATIONS For the Year Ended May 31, 2010

	Managed Portfolio	Core Advantage Portfolio
INVESTMENT INCOME
Dividends	$3,122,313	$477,045

EXPENSES
Investment advisory fees (Note 5)	3,240,399	448,458
Distribution fees, Class A (Note 5)	672,614	88,543
Distribution fees, Class C (Note 5)	169,933	4,593
Administration fees (Note 5)	289,507	51,163
Transfer agent fees, Class A (Note 5)	126,166	18,524
Transfer agent fees, Class C (Note 5)	17,463	10,250
Registration fees, Common	66,144	24,248
Registration fees, Class A	2,560	707
Registration fees, Class C	9,985	8,179
Professional fees	75,119	28,951
Fund accounting fees (Note 5)	62,692	37,587
Custodian and bank service fees	31,721	6,021
Insurance expense	30,067	7,101
Compliance fees (Note 5)	31,531	4,157
Postage and supplies	24,495	9,776
Printing of shareholder reports	17,632	4,919
Trustees’ fees	5,186	2,414
Organization expenses, Class C	3,500	3,500
Other expenses	54,150	21,524
Total expenses	4,930,864	780,615
Fees waived by the Advisor (Note 5)	—	(42,175)
Class A expenses reimbursed by the Advisor (Note 5)	—	(13,230)
Class C expenses reimbursed by the Advisor (Note 5)	(5,432)	(21,929)
Net expenses	4,925,432	703,281

NET INVESTMENT LOSS	(1,803,119)	(226,236)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	18,199,106	2,865,407
Net change in unrealized appreciation/ depreciation on investments	(5,575,186)	1,453,934

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	12,623,920	4,319,341

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,820,801	$4,093,105

See accompanying notes to financial statements.

STADION INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	Managed Portfolio		Core Advantage Portfolio
	Year Ended May 31, 2010	Year Ended May 31, 2009	Year Ended May 31, 2010	Year Ended May 31, 2009
FROM OPERATIONS
Net investment loss	$(1,803,119)	$(521,560)	$(226,236)	$(122,714)
Net realized gains (losses) from security transactions	18,199,106	(4,628,351)	2,865,407	(4,666,680)
Net change in unrealized appreciation/ depreciation on investments	(5,575,186)	4,335,580	1,453,934	(2,368,032)
Net increase (decrease) in net assets from operations	10,820,801	(814,331)	4,093,105	(7,157,426)

FROM DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income, Class A	—	(13,368)	—	—
In excess of net investment income, Class A	—	(99,164)	—	(20,889)
Distributions from net realized gains, Class A	—	(270)	—	—
Decrease in net assets from distributions to shareholders	—	(112,802)	—	(20,889)

FROM CAPITAL SHARE TRANSACTIONS (Note 6)
CLASS A
Proceeds from shares sold (Note 1)	401,102,428	69,213,766	13,930,720	7,415,173
Net asset value of shares issued in reinvestment of distributions to shareholders	—	111,244	—	20,539
Payments for shares redeemed	(54,284,799)	(22,852,559)	(5,655,071)	(8,214,234)
Net increase (decrease) in net assets from Class A share transactions	346,817,629	46,472,451	8,275,649	(778,522)

CLASS C
Proceeds from shares sold	56,583,502	—	1,553,213	—
Payments for shares redeemed (Note 1)	(1,928,444)	—	(90,259)	—
Net increase in net assets from Class C share transactions	54,655,058	—	1,462,954	—

CLASS I
Proceeds from shares sold	1,000	—	1,000	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	412,294,488	45,545,318	13,832,708	(7,956,837)

NET ASSETS
Beginning of year	139,399,990	93,854,672	28,805,477	36,762,314
End of year	$551,694,478	$139,399,990	$42,638,185	$28,805,477

ACCUMULATED NET INVESTMENT INCOME	$—	$—	$—	$—

See accompanying notes to financial statements.

STADION MANAGED PORTFOLIO CLASS A
FINANCIAL HIGHLIGHTS

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
	Year Ended May 31, 2010		Year Ended May 31, 2009		Year Ended May 31, 2008	Period Ended May 31, 2007(a)
Net asset value, beginning of period	$9.29		$9.47		$10.34	$9.47

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.03)		0.14	0.05
Net realized and unrealized gains (losses) on securities	0.38		(0.14)		(0.17)	1.12
Total income (loss) from investment operations	0.35		(0.17)		(0.03)	1.17

Less distributions:
Dividends from net investment income	—		(0.00	)(b)	(0.19)	(0.05)
In excess of net investment income	—		(0.01)		—	—
Distributions from net realized gains	—		(0.00	)(b)	(0.65)	(0.25)
Total distributions	—		(0.01)		(0.84)	(0.30)

Net asset value, end of period	$9.64		$9.29		$9.47	$10.34

Total return (c)	3.77%		(1.80%	)	(0.47% )	12.53%	(d)

Ratios/Supplemental data:
Net assets, end of period (000’s)	$496,412		$139,400		$93,855	$536

Ratio of gross expenses to average net assets (e)	1.67%		1.83%		1.87%	2.06%	(f)(g)

Ratio of net expenses to average net assets (e)	1.67%		1.83%		1.87%	1.95%	(g)

Ratio of net investment income (loss) to average net assets	(0.57%	)	(0.48%	)	1.38%	0.71%	(g)

Portfolio turnover rate	944%		449%		870%	346%	(d)

(a)	Represents the period from September 15, 2006 (date of initial public offering) through May 31, 2007.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do not include the effect of applicable sales loads.

(d)	Not annualized.
(e)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.
(f)	Reflects total expenses prior to fee waivers by the Advisor and the administrator.
(g)	Annualized.
See accompanying notes to financial statements.

STADION MANAGED PORTFOLIO CLASS C
FINANCIAL HIGHLIGHTS

FOR A CLASS C SHARE OUTSTANDING THROUGHOUT THE PERIOD
	Period Ended May 31, 2010(a)
Net asset value, beginning of period	$9.54

Income (loss) from investment operations:
Net investment loss	(0.05)
Net realized and unrealized gains on securities	0.10
Total income from investment operations	0.05

Net asset value, end of period	$9.59

Total return (b)	0.52%	(c)

Ratios/Supplemental data:
Net assets, end of period (000’s)	$55,281

Ratio of gross expenses to average net assets (d)	2.51%	(e)(f)

Ratio of net expenses to average net assets (d)	2.48%	(f)

Ratio of net investment loss to average net assets	(1.60%	)(f)

Portfolio turnover rate	944%	(g)

(a)	Represents the period from October 1, 2009 (date of initial public offering) through May 31, 2010.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.
(e)	Reflects total expenses prior to expense reimbursements by the Advisor (Note 5).
(f)	Annualized.
(g)	Represents the year ended May 31, 2010.
See accompanying notes to financial statements.

STADION MANAGED PORTFOLIO CLASS I
FINANCIAL HIGHLIGHTS

FOR A CLASS I SHARE OUTSTANDING THROUGHOUT THE PERIOD
	Period Ended May 31, 2010(a)
Net asset value, beginning of period	$9.64

Income (loss) from investment operations:
Net investment loss	(0.00	)(b)
Net realized and unrealized gains on securities	—
Total loss from investment operations	(0.00)

Net asset value, end of period	$9.64

Total return (c)	0.00%

Ratios/Supplemental data:
Net assets, end of period (000’s)	$1

Ratio of expenses to average net assets (d)	1.70%	(e)

Ratio of net investment loss to average net assets	(1.70%	)(e)

Portfolio turnover rate	944%	(f)

(a)	Represents the period from May 28, 2010 (date of initial public offering) through May 31, 2010.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.
(e)	Annualized.
(f)	Represents the year ended May 31, 2010.
See accompanying notes to financial statements.

STADION CORE ADVANTAGE PORTFOLIO CLASS A
FINANCIAL HIGHLIGHTS

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
	Year Ended May 31, 2010		Year Ended May 31, 2009	Year Ended May 31, 2008	Period Ended May 31, 2007(a)
Net asset value, beginning of period	$8.98		$11.11	$11.99	$10.38

Income (loss) from investment operations:
Net investment income (loss)	(0.05)		(0.04)	0.03	(0.01)
Net realized and unrealized gains (losses) on securities	1.29		(2.08)	(0.48)	1.62
Total income (loss) from investment operations	1.24		(2.12)	(0.45)	1.61

Less distributions:
Dividends from net investment income	—		—	(0.03)	—
In excess of net investment income	—		(0.01)	(0.01)	—
Distributions from net realized gains	—		—	(0.39)	—
Total distributions	—		(0.01)	(0.43)	—

Net asset value, end of period	$10.22		$8.98	$11.11	$11.99

Total return (b)	13.81%		(19.11% )	(3.89% )	15.51%	(c)

Ratios/Supplemental data:
Net assets, end of period (000’s)	$41,179		$28,805	$36,762	$41

Ratio of gross expenses to average net assets (d)	2.11%	(e)	2.23%	2.17%	2.39%	(e)(f)

Ratio of net expenses to average net assets (d)	1.95%		2.23%	2.17%	2.37%	(f)

Ratio of net investment income (loss) to average net assets	(0.62%	)	(0.41% )	0.25%	(0.31%	)(f)

Portfolio turnover rate	471%		346%	541%	291%	(c)

(a)	Represents the period from September 15, 2006 (date of initial public offering) through May 31, 2007.
(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do not include the effect of applicable sales loads.

(c)	Not annualized.
(d)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.
(e)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor and the administrator (Note 5).
(f)	Annualized.
See accompanying notes to financial statements.

STADION CORE ADVANTAGE PORTFOLIO CLASS C
FINANCIAL HIGHLIGHTS

FOR A CLASS C SHARE OUTSTANDING THROUGHOUT THE PERIOD
	Period Ended May 31, 2010(a)
Net asset value, beginning of period	$9.75

Income (loss) from investment operations:
Net investment loss	(0.06)
Net realized and unrealized gains on securities	0.48
Total income from investment operations	0.42

Net asset value, end of period	$10.17

Total return (b)	4.31%	(c)

Ratios/Supplemental data:
Net assets, end of period (000’s)	$1,458

Ratio of gross expenses to average net assets (d)	7.53%	(e)(f)

Ratio of net expenses to average net assets (d)	2.70%	(f)

Ratio of net investment loss to average net assets	(1.82%	)(f)

Portfolio turnover rate	471%	(g)

(a)	Represents the period from October 1, 2009 (date of initial public offering) through May 31, 2010.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.
(e)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor (Note 5).
(f)	Annualized.
(g)	Represents the year ended May 31, 2010.
See accompanying notes to financial statements.

STADION CORE ADVANTAGE PORTFOLIO CLASS I
FINANCIAL HIGHLIGHTS

FOR A CLASS I SHARE OUTSTANDING THROUGHOUT THE PERIOD
	Period Ended May 31, 2010(a)
Net asset value, beginning of period	$10.22

Income (loss) from investment operations:
Net investment loss	(0.00	)(b)
Net realized and unrealized gains on securities	—
Total loss from investment operations	(0.00)

Net asset value, end of period	$10.22

Total return (c)	0.00%

Ratios/Supplemental data:
Net assets, end of period (000’s)	$1

Ratio of expenses to average net assets (d)	1.70%	(e)

Ratio of net investment loss to average net assets	(1.70%	)(e)

Portfolio turnover rate	471%	(f)

(a)	Represents the period from May 28, 2010 (date of initial public offering) through May 31, 2010.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.
(e)	Annualized.
(f)	Represents the year ended May 31, 2010.
See accompanying notes to financial statements.

STADION INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 2010

1. ORGANIZATION

Stadion Managed Portfolio and Stadion Core Advantage Portfolio (each, a “Fund,” and, collectively, the “Funds”) are each a diversified series of the Stadion Investment Trust (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.

Stadion Managed Portfolio commenced operations on June 30, 2003. The public offering of Class A shares, Class C shares and Class I shares commenced on September 15, 2006, October 1, 2009 and May 28, 2010, respectively. The investment objective of the Fund is to seek long-term capital appreciation, while maintaining a secondary emphasis on capital preservation, through investments primarily in exchange-traded funds and cash equivalent positions.

Stadion Core Advantage Portfolio commenced operations on January 27, 2004. The public offering of Class A shares, Class C shares and Class I shares commenced on September 15, 2006, October 1, 2009 and May 28, 2010, respectively. The investment objective of the Fund is to seek capital appreciation through investments primarily in exchange-traded funds and cash equivalent positions.

Each Fund currently offers three classes of shares: Class A shares (sold subject to a maximum front-end sales load equal to 5.75% of the offering price and a distribution and/or service fee of up to 0.25% of the average net assets attributable to Class A shares), Class C shares (sold without any sales loads but subject to a distribution and/or service fee of up to 1.00% of the average daily net assets attributable to Class C shares) and Class I shares (sold without any sales loads and distribution and/or service fees). Each class of shares represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees; (2) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (4) Class I shares require a higher minimum initial investment.

2. ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation: The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of the time regular trading closes on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). Securities traded in the NASDAQ market are valued at the NASDAQ Official Closing Price. Other securities, including listed securities for which no sale was reported on that date, are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to the Funds’ net asset value calculations; (iii) the exchange on which the portfolio security is

STADION INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2010

principally traded closes early; or (iv) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculations. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of May 31, 2010 by security type:

Stadion Managed Portfolio:	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$184,034,910	$—	$—	$184,034,910
Money Market Funds	—	361,189,198	—	361,189,198
Total	$184,034,910	$361,189,198	$—	$545,224,108

Stadion Core Advantage Portfolio:	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$29,985,803	$—	$—	$29,985,803
Money Market Funds	—	12,543,139	—	12,543,139
Total	$29,985,803	$12,543,139	$—	$42,528,942

During the year ended May 31, 2010, the Funds did not have any significant transfers in and out of Level 1 or Level 2.

The Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2010.

Share Valuation: The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The offering price of Class C shares and Class I shares is equal to the net asset value per share. The redemption price per share of each class of shares of each Fund is equal to the net asset value per share.

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

STADION INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2010

Allocation between classes: Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund.

Distributions to Shareholders: Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of each Fund. Net realized gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales. Dividends and distributions are recorded on the ex-dividend date.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

3. SECURITY TRANSACTIONS

During the year ended May 31, 2010, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $1,985,686,325 and $1,928,859,471, respectively, for Stadion Managed Portfolio; and $131,106,408 and $131,564,823, respectively, for Stadion Core Advantage Portfolio.

4. TAX MATTERS

The tax character of distributions paid by the Funds during the year ended May 31, 2009 was ordinary income. No distributions were paid by the Funds during the year ended May 31, 2010.

STADION INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2010

The following information is computed on a tax basis for each item as of May 31, 2010:

	Managed Portfolio	Core Advantage Portfolio
Tax cost of portfolio investments	$545,336,063	$42,000,408
Gross unrealized appreciation	$22,722	$1,687,417
Gross unrealized depreciation	(134,677)	(1,158,883)
Net unrealized appreciation (depreciation)	(111,955)	528,534
Undistributed ordinary income	10,742,809	—
Capital loss carryforwards	—	(1,706,605)
Post-October losses	—	(1,032,328)
Accumulated earnings (deficit)	$10,630,854	$(2,210,399)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Stadion Core Advantage Portfolio is due to differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

During the year ended May 31, 2010, Stadion Managed Portfolio and Stadion Core Advantage Portfolio utilized capital loss carryforwards of $2,820,499 and $1,320,506, respectively, to offset current year realized gains.

As of May 31, 2010, Stadion Core Advantage Portfolio had capital loss carryforwards of $1,706,605, which expire May 31, 2017. In addition, Stadion Core Advantage Portfolio had net realized capital losses of $1,032,328 during the period November 1, 2009 through May 31, 2010, which are treated for federal income tax purposes as arising during the Fund’s tax year ending May 31, 2011. These capital loss carryforwards and “post-October” losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended May 31, 2010, Stadion Managed Portfolio reclassified $1,803,119 of net investment loss against accumulated net realized gains on the Statements of Assets and Liabilities. For the year ended May 31, 2010, Stadion Core Advantage Portfolio reclassified $226,236 of net investment loss against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect of the Funds’ net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended May 31, 2007 though May 31, 2009) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

5. TRANSACTIONS WITH AFFILIATES

Certain Trustees and officers of the Trust are also officers of Stadion Money Management, Inc. (the “Advisor”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Funds’ administrator, transfer agent and fund accounting services agent, or Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

STADION INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2010

INVESTMENT ADVISORY AGREEMENTS
Each Fund’s investments are managed by the Advisor under the terms of an Investment Advisory Agreement (the “Advisory Agreements”). Under the Advisory Agreements, each Fund has agreed to pay the Advisor an investment advisory fee at an annual rate of 1.25% of its average daily net assets up to $150 million and 1.00% of such assets over $150 million.

The Advisor has entered into an Expense Limitation Agreement with respect to each Fund under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the annual operating expenses of Class A shares, Class C shares and Class I shares of the Funds (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 1.70% of the average daily net assets allocable to each Class until October 1, 2011. Accordingly, during the period ended May 31, 2010, the Advisor reimbursed the Stadion Managed Portfolio for $5,432 of Class C expenses. Additionally, during the year ended May 31, 2010, with respect to the Stadion Core Advantage Portfolio, the Advisor waived $42,175 of its advisory fees and reimbursed the Fund for $13,230 of Class A expenses and $21,929 of Class C expenses. It is expected that the Expense Limitation Agreements will continue from year-to-year, provided such continuance is approved by the Board of Trustees of the Trust.

The Chief Compliance Officer of the Trust is an employee of the Advisor. Effective April 22, 2010, the Funds reimburse the Advisor $82,500 annually for the services provided by the Chief Compliance Officer of the Trust. Prior to April 22, 2010, the Funds reimbursed the Advisor $30,000 annually for the services provided by the Chief Compliance Officer of the Trust. Each Fund bears a proportionate share of this fee based on an allocation approved by the Trustees.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies internal regulatory compliance services and executive and administrative services for the Funds. Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions and materials for meetings of the Board of Trustees. For these services, each Fund pays Ultimus a monthly fee at an annual rate of 0.150% of its average daily net assets up to $25 million; 0.125% of such assets from $25 million to $50 million; 0.100% of such assets from $50 million to $250 million; 0.075% of such assets from $250 million to $500 million; and 0.050% of such assets in excess of $500 million, subject to a minimum monthly fee of $2,000.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, Ultimus receives from each Fund a base fee of $2,500 per month plus an asset-based fee of 0.01% of its average daily net assets. In addition, each Fund reimburses certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Funds’ portfolio securities.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, each Fund pays Ultimus a fee at an annual rate of $18 per shareholder account,

STADION INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2010

provided, however, that the minimum monthly fee for a share class is $1,000 if such class has 25 accounts or less, $1,250 if such class has more than 25 accounts but less than 100 accounts and $1,500 per month if such class has 100 accounts or more. In addition, the Funds pay out-of-pocket expenses, including, but not limited to, postage and supplies.

DISTRIBUTION PLAN
The Trust has adopted plans of distribution (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which permit Class A and Class C shares of each Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plans is 0.25% of each Fund’s average daily net assets attributable to Class A shares and 1.00% of each Fund’s average daily net assets attributable to Class C shares. The Trust has not adopted a plan of distribution with respect to Class I shares.

During the year ended May 31, 2010, Class A and Class C shares of Stadion Managed Portfolio paid distribution expenses of $672,614 and $169,933, respectively, and Class A and Class C shares of Stadion Core Advantage Portfolio paid distribution expenses of $88,543 and $4,593, respectively.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, the Distributor provides distribution services to the Trust and serves as principal underwriter to the Funds. The Distributor receives $6,000 annually from the Funds for acting as principal underwriter. In addition, during the year ended May 31, 2010, the Distributor earned underwriter fees of $296,540 and $6,415 on the sale of Class A shares of Stadion Managed Portfolio and Stadion Core Advantage Portfolio, respectively.

6. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Year Ended May 31, 2010	Year Ended May 31, 2009
Stadion Managed Portfolio - Class A
Shares sold (Note 1)	42,231,985	7,587,245
Shares issued in reinvestment of distributions to shareholders	—	12,158
Shares redeemed	(5,761,577)	(2,505,703)
Net increase in shares outstanding	36,470,408	5,093,700
Shares outstanding beginning of year	15,006,600	9,912,900
Shares outstanding end of year	51,477,008	15,006,600

Stadion Managed Portfolio - Class C
Shares sold (Note 1)	5,969,884	—
Shares redeemed	(203,830)	—
Net increase in shares outstanding	5,766,054	—
Shares outstanding beginning of year	—	—
Shares outstanding end of year	5,766,054	—

STADION INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2010

Year Ended May 31, 2010	Year Ended May 31, 2009
Stadion Managed Portfolio - Class I
Shares sold (Note 1)	104	—
Increase in shares outstanding	104	—
Shares outstanding beginning of year	—	—
Shares outstanding end of year	104	—

Stadion Core Advantage Portfolio - Class A
Shares sold (Note 1)	1,395,500	812,233
Shares issued in reinvestment of distributions to shareholders	—	2,334
Shares redeemed	(574,560)	(914,191)
Net increase (decrease) in shares outstanding	820,940	(99,624)
Shares outstanding beginning of year	3,209,091	3,308,715
Shares outstanding end of year	4,030,031	3,209,091

Stadion Core Advantage Portfolio - Class C
Shares sold (Note 1)	152,113	—
Shares redeemed	(8,800)	—
Net increase in shares outstanding	143,313	—
Shares outstanding beginning of year	—	—
Shares outstanding end of year	143,313	—

Stadion Core Advantage Portfolio - Class I
Shares sold (Note 1)	98	—
Increase in shares outstanding	98	—
Shares outstanding beginning of year	—	—
Shares outstanding end of year	98	—

7. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

STADION INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) May 31, 2010

8. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

9. RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures.

STADION INVESTMENT TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Stadion Investment Trust
and the Shareholders of the Stadion Managed Portfolio
and the Stadion Core Advantage Portfolio

We have audited the accompanying statements of assets and liabilities of the Stadion Managed Portfolio and the Stadion Core Advantage Portfolio, each a series of the Stadion Investment Trust (the “Funds”), including the schedules of investments, as of May 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the three year period then ended and for the period from September 15, 2006 (date of initial public offering of Class A shares) to May 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Stadion Managed Portfolio and the Stadion Core Advantage Portfolio as of May 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the years or periods in the three year period then ended and for the period from September 15, 2006 to May 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 19, 2010

STADION INVESTMENT TRUST
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, possibly including front-end sales loads; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (November 1, 2009 for Class A and C shares and May 28, 2010 for Class I shares) and held until the end of the period (May 31, 2010).

The tables that follow illustrate the Funds’ costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

STADION INVESTMENT TRUST
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Stadion Managed Portfolio – Class A
	Beginning Account Value Dec. 1, 2009	Ending Account Value May 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,029.90	$8.20
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.85	$8.15

*	Expenses are equal to the annualized expense ratio of 1.62% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Stadion Managed Portfolio – Class C
	Beginning Account Value Dec. 1, 2009	Ending Account Value May 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,026.80	$12.43
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,012.67	$12.34

*	Expenses are equal to the annualized expense ratio of 2.46% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Stadion Managed Portfolio – Class I
	Beginning Account Value May 28, 2010	Ending Account Value May 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,000.00	$0.19
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,000.36	$0.19

*	Expenses are equal to the annualized expense ratio of 1.70% for the period, multiplied by the average account value over the period, multiplied by 4/365 (to reflect the period since inception).

Stadion Core Advantage Portfolio – Class A
	Beginning Account Value Dec. 1, 2009	Ending Account Value May 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,036.50	$9.90
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.21	$9.80

*	Expenses are equal to the annualized expense ratio of 1.95% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STADION INVESTMENT TRUST
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Stadion Core Advantage Portfolio – Class C
	Beginning Account Value Dec. 1, 2009	Ending Account Value May 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,032.50	$13.73
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,011.42	$13.59

*	Expenses are equal to the annualized expense ratio of 2.71% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Stadion Core Advantage Portfolio – Class I
	Beginning Account Value May 28, 2010	Ending Account Value May 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,000.00	$0.19
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,000.36	$0.19

*	Expenses are equal to the annualized expense ratio of 1.70% for the period, multiplied by the average account value over the period, multiplied by 4/365 (to reflect the period since inception).

OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-866-383-7636. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-383-7636, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-383-7636, or on the SEC’s website at http://www.sec.gov.

STADION INVESTMENT TRUST
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Interested Trustee
Name, Age & Address	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen by Trustee	Directorships of Public Companies Held by Trustee
Gregory L. Morris 1061 Cliff Dawson Road Watkinsville, GA 30677 Age: 62	Trustee, Chairman	Indefinite Since June, 2007	A Portfolio Manager of the Advisor since joining the Advisor in November 2004.	2	None
Disinterested (Independent) Trustees
James M. Baker 1061 Cliff Dawson Road Watkinsville, GA 30677 Age: 58	Trustee	Indefinite Since June, 2003	President of Baker & Lassiter, Inc. (real estate development and management) since 1994.	2	Director of Community Capital Bank (closely held state charted bank).
Norman A. McLean 1061 Cliff Dawson Road Watkinsville, GA 30677 Age: 55	Trustee	Indefinite Since June, 2003	Director of Marketing/Public Relations for St. Mary’s Health Care System (health care) since September, 2005.	2	None

STADION INVESTMENT TRUST
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Executive Officers
Name, Age & Address	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Judson P. Doherty 1061 Cliff Dawson Road Watkinsville, GA 30677 Age: 41	President (Principal Executive Officer)	Since June, 2006
President of the Advisor since December, 2007 and Chief Financial Officer of the Advisor since December, 2000, and Chief Compliance Officer of the Advisor and the Trust from October, 2004 to April, 2010. He is also a member of the Funds’ portfolio management team.

Timothy A. Chapman 1061 Cliff Dawson Road Watkinsville, GA 30677 Age: 49	Treasurer (Principal Financial Officer)	Since June, 2006	Chairman of the Board, Chief Executive Officer and portfolio manager of the Advisor since February, 1993.
Michael Isaac 1061 Cliff Dawson Road Watkinsville, GA 30677 Age: 39	Chief Compliance Officer	Since April, 2010
Chief Compliance Officer of the Advisor.  Previously Chief Compliance Officer of J.P. Turner & Company LLC (an independent broker/dealer) from 2006 to 2010 and Compliance Specialist for National Association of Securities Dealers, Inc. (now the Financial Industry Regulatory Authority or FINRA) from 1999 to 2006.

John F. Splain 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Age: 53	Secretary	Since May, 2007	Managing Director of Ultimus Fund Solutions, LLC, transfer agent, fund accountant and administrator to the Trust; Managing Director of Ultimus Fund Distributors, LLC, a registered broker dealer.
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Age: 53	Vice President	Since May, 2007	Managing Director of Ultimus Fund Solutions, LLC, transfer agent, fund accountant and administrator to the Trust; Managing Director of Ultimus Fund Distributors, LLC, a registered broker dealer.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-383-7636.

STADION INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the continuance of each Fund’s Investment Advisory Agreement with the Advisor for an additional annual term. Approval took place at an in-person meeting held on January 20, 2010, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the Investment Advisory Agreements and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Advisor. In this regard, the Board reviewed the services being provided by the Advisor to the Funds including, without limitation, its investment advisory services since each Fund’s inception, its coordination of services for the Funds by the Funds’ service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution. The Board also noted that many of the Trust’s executive officers are employees of the Advisor and (with the exception of the Trust’s Chief Compliance Officer) serve the Trust without additional compensation from the Funds. After reviewing the foregoing information and further information concerning the Advisor’s business, the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Funds.

The investment performance of the Funds and Advisor. In this regard, the Board compared the performance of each Fund with the performance of benchmark indices and comparable peer group averages. The Board also considered the consistency of the Advisor’s management of each Fund with the Fund’s investment objective and policies. Following review of the short and long-term investment performance of each Fund, the Funds’ Morningstar categories, the Funds’ Morningstar ratings, the Advisor’s experience in managing the Funds and separate accounts, the Advisor’s historical investment performance and other factors, the Board concluded that the investment performance of the Funds and the Advisor has been satisfactory.

The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds. In this regard, the Board considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds and the Advisor by the principals of the Advisor; the asset levels of the Funds; the Advisor’s payment of startup costs for the Funds; and the overall expenses of the Funds, including certain fee waivers and expense reimbursements by the Advisor on behalf of the Funds. The Board considered each Fund’s Expense Limitation Agreement with the Advisor and the Advisor’s past fee waivers with respect to each Fund.

STADION INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board also considered potential benefits to the Advisor in managing the Funds, including promotion of the Advisor’s name and the ability for the Advisor to place small accounts into the Funds. The Board compared the fees and expenses of each Fund (including the management fee) to a peer group of other funds comparable to the Fund in terms of the type of fund, the style of investment management and the nature of the investment strategy and markets invested in, among other factors. With respect to the Managed Fund, it was noted that while the Fund’s management fee and net expense ratio were higher than its Morningstar category average, the Managed Fund is relatively unique in its investment approach, there were funds in the category with higher expense ratios and the Managed Fund’s size was smaller than its Morningstar category average. With respect to the Core Advantage Fund, it was noted that while the Fund’s management fee and net expense ratio were higher than its Morningstar category average, it was noted that the Core Advantage Fund’s size was substantially smaller than its category average and, like the Managed Fund, it has a relatively unique investment approach. Following this comparison and upon consideration and discussion of the foregoing, the Board concluded that the fees paid to the Advisor by each Fund are reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect these economies of scale for the benefits of each Fund’s investors. In this regard, the Board considered that each Fund’s fee arrangements with the Advisor involve both a management fee and an Expense Limitation Agreement. In connection with the Core Advantage Fund, the Board determined that the Fund experienced benefits from the Expense Limitation Agreement. In connection with the Managed Fund, the Board noted that, although the assets of the Fund have grown to a level where the Advisor is receiving its full fee, the Managed Fund has experienced benefits from the Expense Limitation Agreement in prior years. Going forward, the Board noted that each Fund has the potential to benefit from economies of scale under its agreements with the Advisor and other service providers. Following consideration of the Funds’ asset levels, expectations for growth and levels of fees, the Board determined that the Funds’ fee arrangements with the Advisor continue to provide benefits through the Expense Limitation Agreement and that, at the Funds’ current and projected asset levels for the next year, the Funds’ arrangements with the Advisor are fair and reasonable.

The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Board considered the Advisor’s standards, and performance in utilizing those standards, to seek best execution for Fund portfolio transactions. The Board also considered the anticipated portfolio turnover rate for each Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). The Board determined that the Advisor’s practices regarding brokerage and portfolio transactions are satisfactory.

STADION INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. The Board found the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that continuance of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics has been filed with the Commission.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant’s board of trustees believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,000 and $27,000 with respect to the registrant’s fiscal years ended May 31, 2010 and 2009, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,000 and $4,000 with respect to each of the registrant’s fiscal years ended May 31, 2010 and 2009, respectively.  The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns, and assistance with distribution calculations.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended May 31, 2010 and 2009, aggregate non-audit fees of $4,000 and $4,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures in place to consider nominees recommended by shareholders.  The registrant’s nominating committee generally will not consider nominees recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Stadion Investment Trust

By (Signature and Title)*		/s/ Judson P. Doherty
Judson P. Doherty, President and Principal Executive Officer
Date	July 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Judson P. Doherty
Judson P. Doherty, President and Principal Executive Officer
Date	July 23, 2010

By (Signature and Title)*		/s/ Timothy A. Chapman
Timothy A. Chapman, Treasurer and Principal Financial Officer
Date	July 23, 2010

* Print the name and title of each signing officer under his or her signature.